UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 3, 2026

Date of Report

(Date of earliest event reported)

SOCKET MOBILE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13810	94-3155066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40675 Encyclopedia Cir.

Fremont, CA 94538

(Address of principal executive offices, including zip code)

(510) 933-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value per Share	SCKT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 3, 2026, Socket Mobile, Inc. (the “Company”) held its virtual 2026 Annual Meeting of Stockholders for the following purposes:

Item 1 To elect five directors to serve until their respective successors are elected.

Item 2 Advisory vote on executive compensation policies and practices as described in the annual meeting proxy.

Item 3 To ratify the appointment of Sadler, Gibb & Associates LLC as independent registered public accountants of the Company for the fiscal year ending December 31, 2026.

Only stockholders of record at the close of business on April 6, 2026, were entitled to notice of and to vote at the meeting. At the Record Date, 8,222,958 shares of Common Stock were issued and outstanding, in addition to 733,194 shares of restricted stocks that had been granted but had not yet vested. Each share of Common Stock and restricted stock was entitled to one vote. The Company had no other class of voting securities issued or outstanding, thus no other class had the right to vote at the meeting. A total of 6,352,157 shares or 70.96% of total shares were voted establishing a quorum of stockholders entitled to vote at the meeting for the transaction of business.

RESULTS OF THE STOCKHOLDER VOTE:

Item 1 Election of Directors

The following nominees were elected to serve as directors until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

The directors were elected pursuant to the plurality voting standard described in the Company's proxy statement.

Name	Votes For	Votes Withheld	Broker Non-Vote
1. Charlie Bass	4,185,606	122,213	2,044,338
2. Kevin J. Mills	2,170,495	2,335,484	1,846,178
3. Bill Parnell	3,995,669	312,150	2,044,338
4. Ivan Lazarev	3,995,441	312,378	2,044,338
5. Lynn Zhao	3,855,076	452,743	2,044,338

Item 2. Advisory vote on executive compensation policies as described in the annual meeting proxy.

Votes For	Votes Against	Votes Abstained	Outcome
3,650,326	518,577	138,916	Approved with an affirmative vote of 81.0% of votes cast

Item 3. Ratification of Sadler, Gibb & Associates LLC as Independent Public Accountants for Fiscal Year 2026

Votes For	Votes Against	Votes Abstained	Outcome
6,330,489	14,095	7,573	Approved with an affirmative vote of 99.7% of votes cast

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET MOBILE, INC.

By:	/s/ Lynn Zhao
Name: Lynn Zhao Chief Financial Officer

Date: June 9, 2026